SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported): July 7, 1998

                       HOME PROPERTIES OF NEW YORK, INC.
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            (Exact name of registrant as specified in its charter)

    Maryland              1-13136              16-1455126
----------------        ------------     -------------
(State or other jurisdiction (Commission      (IRS Employer
 of incorporation)         File No.)       Identification No.)


               850 Clinton Square, Rochester, New York    14604
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      (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:  (716)546-4900


                                Not Applicable
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        (Former name or former address, if changed since last report.)
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                             Item 5. OTHER EVENTS

   On July 7, 1998, Home Properties of New York, Inc. ("Home Properties" or "Registrant") closed on a $50 million supplemental unsecured revolving credit facility with Manufacturers and Traders Trust Company, under terms consistent with its existing revolving credit facility.

  On July 8, 1998, Home Properties closed on its previously announced acquisition of 17 apartment communities containing 4,002 apartment units for a total purchase price of $155 million from the Kaplen Foundation and its affiliated partnerships. The properties are located in New Jersey, Maine, new York, Pennsylvania, Ohio and Michigan.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

    a.    Financial Statement of Businesses Acquired
          None.

    b.    Pro Forma Financial Information
          None.

    c.    Exhibits
          99    Additional Exhibits
                .1    Press Release dated July 9, 1998.
                .2    Press Release dated May 26, 1998.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 13, 1998   HOME PROPERTIES OF NEW YORK, INC.
                        (Registrant)



                         By: /s/ Ann M. McCormick
                         ------------------------
                         Ann M. McCormick,
                         Vice President
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